Exhibit 32.2
SECTION 1350 CERTIFICATION
I, JoAnn N. McMinn, of Juniata Valley Financial Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2010 (“the Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

/s/ JoAnn N. McMinn
Chief Financial Officer	Date: 03/15/2011